Discontinued operations and assets held for sale - Fidelta, Net cash inflow on disposal of subsidiaries (Details) - Fidelta € in Thousands	Jan. 04, 2021 EUR (€)
Disclosure of analysis of single amount of off-balance sheet arrangements [line items]
Cash received	€ 37,080
Less: cash and cash equivalents balances disposed of	(7,884)
Total consideration received, net of cash disposed of	29,196
Costs associated to the sale	(500)
Cash in from disposal of subsidiaries, net of cash disposed of	€ 28,696